UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2011(June 19, 2011)

BERRY PLASTICS CORPORATION (Exact name of Registrant as specified in its charter)
Delaware (State of Incorporation)	033-75706-01 (Commission File Number)	35-1814673 (I.R.S. Employer Identification No.)
101 Oakley Street Evansville, Indiana (Address of principal executive offices)	47710 (Zip Code)
(812) 424-2904 (Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On June 19, 2011, Berry Plastics Corporation, a Delaware corporation (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) by and among Rexam Inc., Rexam Closures and Containers Inc., Rexam Closure Systems Inc., Rexam Plastic Packaging Inc., Rexam Brazil Closure Inc., Rexam Beverage Can South America S.A. (collectively, the “Sellers”) and the Company, pursuant to which the Company will purchase all of the outstanding Capital Stock of Rexam Closures Kentucky Inc., Rexam Delta Inc., Rexam Closures LLC, Rexam Closure Systems LLC, Rexam de Mexico S. de R.L. de C.V., Rexam Singapore PTE Ltd. and Rexam Participacoes Ltda. and Rexam Plasticos do Brasil Ltda. (collectively, “Rexam SBC”), for approximately $360 million (the “Transaction”).  Prior to the Closing, the Sellers will enter contribution, assumption and assignment agreements to effect, among other things, the transfer of applicable assets and liabilities to entities to be acquired by the Company at the Closing.

Consummation of the Transaction is subject to certain customary closing conditions, including, among others, the receipt of regulatory approvals, accuracy of the representations and warranties of the  parties (generally subject to a material adverse effect standard) and material compliance by the parties with their respective obligations under the Purchase Agreement.

The Sellers and the Company have made customary representations, warranties and covenants in the Purchase Agreement, including, among others, covenants by the Sellers with respect to the conduct of the Rexam SBC business during the interim period between the execution of the Purchase Agreement and the closing of the Transaction (the “Closing”).  The Purchase Agreement contains indemnification obligations of each party with respect to breaches of representations, warranties and covenants and certain other specified matters.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of such agreement and were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

The Purchase Agreement contains certain termination rights for the Sellers and the Company, as the case may be, applicable upon, among other events, (i) the Closing having not been completed on or prior to December 31, 2011, or (ii) a material breach by the other party that is not or cannot be cured within 45 days’ notice of such breach.

A copy of the Purchase Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference.  The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.

Item 9.01	Financial Statements and Exhibits.

(d)                    Exhibits

Exhibit No.	Description
2.1

Equity Purchase Agreement, dated as of June 19, 2011, by and among Rexam Inc., Rexam Closures and Containers Inc., Rexam Closure Systems Inc., Rexam Plastic Packaging Inc., Rexam Brazil Closure Inc., Rexam Beverage Can South America S.A. and Berry Plastics Corporation.

Cautionary Statement Regarding Forward-Looking Information

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties.  Berry Plastics Corporation cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.  Such forward-looking statements include, but are not limited to, statements regarding projections of future or expected financial performance of Berry Plastics Corporation, and expectations regarding pricing levels and materials costs. With respect to these statements, certain assumptions have been made regarding, among other things, economic, competitive and market conditions generally; Berry Plastics Corporation expectations regarding future demand, product prices, raw material and energy costs and other variables; and competitive conditions in Berry Plastics Corporation and Rexam SBC’s businesses.  Berry Plastics Corporation and Rexam SBC’s businesses are subject to a number of general risks that would affect any such forward-looking statements including, among others, decreases in demand for their products; increases in raw materials and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; and adverse changes in general market and industry conditions. Further, there are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the Company’s control. These factors include failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the transactions for other reasons; changes in laws or regulations; and changes in general economic conditions. The information contained herein speaks as of the date hereof and Berry Plastics Corporation does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS CORPORATION

Date:  June 23, 2011                                  By:    /s/ Jeffrey D. Thompson _

       Name: Jeffrey D. Thompson

                                                                         Title:   Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1

Equity Purchase Agreement, dated as of June 19, 2011, by and among Rexam Inc., Rexam Closures and Containers Inc., Rexam Closure Systems Inc., Rexam Plastic Packaging Inc., Rexam Brazil Closure Inc., Rexam Beverage Can South America S.A. and Berry Plastics Corporation.